Preferred Capital Corporation                          Lease Number
12770 High Bluff Drive Ste 340
San Diego, CA 92130

FULL NAME AND ADDRESS OF LEASEE                        SUPPLIER OF EQUIPMENT
-------------------------------                        ---------------------
American Fire Retardant Corp                           See Attached Schedule "A"
9337 Bond Ave
El Cajon, CA 92021-2852

Equipment
Leased         See Attached Schedule "A"

Equipment      STREET ADDRESS  __________________________________
Location if
Different      CITY ________________ COUNTY _____  STATE _____  ZIP __________

Terms:         AMOUNT OF EACH PAYMENT
               (PLUS SALES TAX, IF APPLICABLE)    $1,666.44

               Monthly   [ X ]
               Other

               TERM OF LEASE (# OF MONTHS)   48

               # OF PAYMENTS                 48

               #OF ADVANCE PAYMENTS          2

               SECURITY DEPOSIT              0.00


                          TERMS AND CONDITIONS OF LEASE

     1. LEASE. Lessee hereby leases from Lessor, and Lessor leases to Lessee, the personal property described above, together with any replacement parts, additions, repairs or accessories now or hereafter incorporated in or affixed to it (hereinafter referred to as the "Equipment").

     2. ACCEPTANCE OF EQUIPMENT. Lessee agrees to inspect the Equipment and to execute an Acknowledgment and Acceptance of Equipment by Lessee notice, as provided by Lessor, after the Equipment has been delivered and after Lessee is satisfied that the Equipment is satisfactory in every respect. Lessee hereby authorizes Lessor to insert in the Lease serial numbers or other identifying data with respect to the Equipment.

     3. DISCLAIMER OF WARRANTIES AND CLAIMS; LIMITATION OF REMEDIES. THERE ARE NO WARRANTIES BY OR ON BEHALF OF LESSOR. Lessee acknowledges and agrees by his signature below as follows:

     (a) LESSOR MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS DESIGN, ITS CAPACITY, ITS QUALITY, OR WITH RESPECT TO ANY CHARACTERISTICS OF THE EQUIPMENT; (b) Lessee has fully inspected the Equipment which it has requested Lessor to acquire and lease to Lessee, and Equipment is in good condition and to Lessee's complete satisfaction; (c) Lessee leases the Equipment "as is " and with all faults; (d) Lessee specifically acknowledges that the Equipment is leased to Lessee solely for commercial or business purposes and not for personal, family, or household purposes; (e) If the Equipment is not properly installed, does not operate as represented or warranted by the supplier or manufacturer, or is unsatisfactory for any reason, regardless of cause or consequence, Lessee's only remedy, if any, shall be against the supplier or manufacturer of the Equipment and not against Lessor;
(f) Provided Lessee is not in fault under this Lease, Lessor assigns to Lessee any warranties made by the supplier or the manufacturer of the Equipment; (g) LESSEE SHALL HAVE NO REMEDY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES AGAINST LESSOR; and (h) NO DEFECT, DAMAGE, OR UNFITNESS OF THE EQUIPMENT FOR ANY PURPOSE SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR RELIEVE LESSEE OF ANY OTHER OBLIGATION UNDER THIS LEASE.

     The parties have specifically negotiated and agreed to the forgoing paragraph. Initials: /s/ AMR

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
     4. STATUTORY FINANCE LEASE. Lessee agrees and acknowledges that it is the intent of both parties to this Lease that it qualify as a statutory finance lease under Article 2A of the Uniform Commercial Code as adopted in California. Lessee acknowledges and agrees that Lessee has selected both: (1) the Equipment; and (2) the supplier from whom Lessor is to purchase the Equipment. Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the Equipment or of the supplier, and Lessor has not selected, manufactured, or supplied the Equipment.

LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EQUIPMENT FROM THE SUPPLIER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EQUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS.

     5. ASSIGNMENT BY LESSEE PROHIBITED. WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, LESSEE SHALL NOT ASSIGN THIS LEASE OR SUBLEASE THE EQUIPMENT OR ANY INTEREST THEREIN, OR PLEDGE OR TRANSFER THIS LEASE, OR OTHERWISE DISPOSE OF THE EQUIPMENT COVERED HEREBY.

     6. COMMENCEMENT; TERM; RENTAL PAYMENTS; INTERIM RENTALS. This Lease shall commence upon the written acceptance hereof by Lessor and shall end upon full performance and observance by Lessee of each and every term, condition and covenant set forth in this Lease, and Schedules hereto and any extensions hereof. Rental payments shall by in the amounts and frequency as set forth on the face of this Lease or any Schedules hereto. In addition to regular rentals, Lessee shall pay to Lessor interim rent for the use of the Equipment prior to the due date of the first payment. Interim rent shall be in the amount equal to 1/30th of the monthly rental, multiplied by the number of days elapsing between the date on which the Equipment is accepted by Lessee and the commencement date of this Lease, together with the number of days elapsing between commencement of the Lease and the due date of the first payment. The payment of interim rent shall be due and payable upon Lessee's receipt of invoice from Lessor. Lessor shall have no obligation to Lessee under the Lease if Lessee fails to execute and deliver to Lessor an Acknowledgement and Acceptance of Equipment by Lessee acknowledging its acceptance of the Equipment within thirty (30) days after it is delivered to Lessee, with respect to the Lease or any Schedule hereto.

     This lease may be terminated by Lessee at the end of the term if one hundred eighty (180) days prior to the end of the term, written notice of such termination is delivered to Lessor (by certified mail). Otherwise the term of each Lease automatically shall be extended for a successive one month period following the end of the initial term at the rent stated on the respective Schedule(s). During this extension period, Lessor of Lessee at the end of any calendar month, provided one hundred twenty (120) days prior written notice of such termination is delivered to the other party (by certified mail).

     7. CHOICE OF LAW; CONSENT TO JURISDICTION VENUE. This Lease shall not be effective until signed by Lessor at its principal office listed above. This Lease shall be considered to have been made in the state of Lessor's principal place of business.

     Lessee agrees to jurisdiction in the state of Lessor's principle place of business listed above in any action, suit or proceeding regarding this lease , and concedes that it , and each of them, transacted business in the state of Lessor's principal place of business listed above by entering into this lease. In the event of any legal action with regard to this lease or the equipment covered hereby, Lessee aggress that venue shall be laid in the State and County of Lessor's principal place of business, or in the State and County of whoever holds the Lessor's interest.

     8. SECURITY DEPOSIT. As security for the prompt and full payment of the amounts due under this Lease, Lessee has deposited with Lessor the security amount set forth in the section shown as 'Security Deposit. In the event any default shall be made in the performance of any of Lessee's obligations under this Lease, Lessor shall have the right, but shall not be obligated, to apply the security deposit to the curing of such default. Within 15 days after Lessor mails notice to Lessee that Lessor has applied any portion of the security deposit to the curing of any default, Lessee shall restore said security deposit to the full amount set forth above. On the expiration or earlier termination or cancellation of this Lease, or any extension or renewal hereof, provided Lessee has fully performed all provisions of this Lease, Lessor will return to the Lessee any then remaining balance of said security deposit, without Interest. Said security deposit may be commingled with Lassoes other funds.

     9. LIMITED PREARRANGED AMENDMENTS; SPECIFIC POWER OF ATTORNEY. In the event it is necessary to amend the terms of this Lease to reflect change in one or

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more of the  following  conditions;  (a) Lassoes  actual cost of  procuring  the
Equipment,  or (b) Lessors actual cost of providing the Equipment to Lessee,  or
(c) A change in rental payments as a result of (1) or (2), above or (d) Description of the Equipment. Lessee agrees that any such amendment shall be described in a letter from Lessor to Lessee, and unless within 15 days after the date of such letter Lessee objects in writing to Lessor, this Lease shall be deemed amended and such amendments shall be incorporated in this Lease herein as if originally set forth. Lessee grants to Lessor a specific power of attorney for Lessor to use as follows: (1) Lessor may sign and file on Lessee's behalf any document Lessor deems necessary to perfect or protect Lessor's interest in the Equipment or pursuant to the Uniform Commercial Code, and (2) Lessor may sign, endorse or negotiate for Lessor's benefit any instrument representing proceeds from any policy of insurance covering the Equipment.

     10. LOCATION. The Equipment shall be kept at the location specified above or, if none is specified, at Lessee's address as set forth above and shall not be removed without Lessor's prior written consent.

     11. USE. Lessee shall use the Equipment in a careful manner, make all necessary repairs at Lessee's expense, shall comply with all laws relating to its possession, use, or maintenance. All additions, repairs or improvements made to the Equipment shall belong to Lessor.

     12. OWNERSHIP; PERSONALTY. The Equipment is, and shall remain, the property of Lessor, and Lessee shall have no right, title, or interest in the Equipment except as expressly set forth in this Lease. The Equipment shall remain personal property even though installed in or attached to real property.

     13. SURRENDER. By this Lease, Lessee acquires no ownership rights in the Equipment, and has no option to purchase same. Upon the expiration, or earlier termination or cancellation of this Lease, or in the event of a default under this Lease, Lessee, at its expense, shall return the Equipment in good repair, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering it, packed and ready for shipment, to such place or carrier as Lessor may specify.

     14. OFFER AND ACCEPTANCE. Lessee's signing of this document shall constitute an offer to Lessor to enter into the Lease. In consideration of Lessor's time and effort in reviewing and acting on the offer, Lessee agrees that, should Lessee elect, for any reason, not to proceed with the Lease transaction. Lessor shall retain all advance rentals and deposits as liquidated damages to compensate Lessor for Lessor's costs in processing this Lease transaction. Lessor shall hold Lessee harmless from any additional damages resulting from Lessee's election not to proceed with any lease transaction with Lessor. If Lessor elects not to provide financing to Lessee, for any reason, other than a default by Lessee (as defined in Section 21. Default below), Lessor agrees to return any advance rentals, deposits, or any other fees to Lessee within ten (10) days of said election.

     15. LOSS AND DAMAGE. Lessee shall at all times bear the entire risk of loss, theft, damage or destruction of the Equipment from any cause whatsoever, and no loss, theft, damage or destruction of the Equipment shall relieve Lessee of the obligation to pay rent or to comply with any other obligation under this Lease. In the event of damage to any part of the Equipment, Lessee shall immediately place the same in good repair at Lessee's expense. If Lessor determines that any part of the Equipment is lost, stolen, destroyed, or damaged beyond repair, Lessee shall, at Lessee's option, do one of the following: (a) Replace the same with like equipment in good repair, acceptable to Lessor; or
(b) Pay Lessor in cash the following: (i) all amounts due by Lessee to Lessor under this Lease up to the date of the loss, (ii) the accelerated balance of the total amounts due for the remaining term of this Lease attributable to said item, discounted to present value at a discount rate of 9% as of the date of loss; and; (iii) the Lessor's estimate as of the time this Lease was entered into of Lassoes residual interest in the Equipment discounted to present value at a discount rate of 9%, as of the date of loss.

     16. INSURANCE; LIENS; TAXES. Lessee shall provide and maintain insurance against loss, theft, damage, or destruction of the Equipment in an amount not less than the full replacement value of the Equipment, with loss payable to Lessor. Lessee also shall provide and maintain comprehensive general all-risk liability insurance Including but not limited to product liability coverage, insuring Lessor and Lessee, with a severability of interest endorsement, or its equivalent, against any and all loss or liability for all damages, either to persons or property or otherwise, which might result from or happen in connection with the condition, use, or operation of the Equipment, with such limits and with an insurer satisfactory to Lessor. Each policy shall expressly provide that said insurance as to Lessor and its assigns shall not be invalidated by any act, omission, or neglect of Lessee and cannot be canceled without 30 days prior written notice to Lessor. As to each policy Lessee shall furnish to Lessor a certificate of insurance from the insurer, which certificate shall evidence the Insurance coverage required by this paragraph. Lessor shall have no obligation to ascertain the existence of or provide any insurance coverage for the Equipment or for Lessee's benefit. If Lessee fails to provide such insurance, Lessor will have the right, but no obligation, to have such insurance protecting Lessor placed at Lessee's expense. Such placement will result in an increase in Lessee's periodic payments, such increase being attributed to Lessor's costs of obtaining such insurance and any customary charges or fees of Lessor's or its designee associated with such Insurance.
Lessee shall keep the Equipment free and clear of all levies, liens and encumbrances. Lessee shall reimburse Lessor for all charges and taxes (local, state and federal) which may now or hereafter be imposed upon the ownership, leasing, rental, sale, purchase, possession or use of the Equipment excluding, however, all taxes on or measured by Lessor's net income. If Lessee fails to pay said charges, Lessor shall have the right, but shall not be obligated, to pay such charges. In that event, Lessor shall notify Lessee of such payment and Lessee shall repay to Lessor the cost thereof within 15 days after such notice is mailed to Lessee.

     17. INDEMNITY. Lessee shall indemnity Lessor against any claims, actions, damages, or liabilities including all attorney fees, arising out of or connected with Equipment, without limitation. Such indemnification shall survive the expiration, cancellation, or termination of this Lease. Lessee waives any immunity Lessee may have under any industrial insurance act, with regard to indemnification of Lessor.

     18. ASSIGNMENT BY LESSOR. Any assignee of Lessor shall have all of the rights but none of the obligations of Lessor under this Lease. Lessee shall recognize and hereby consents to any assignment of this Lease by Lessor, and shall not assert against the assignee any defense, counterclaim, or setoff that Lessee may have against Lessor. Subject to the foregoing, this Lease inures to the benefit of and is binding upon the heirs, devisees, personal representatives, survivors, successors in interest, and assigns of the party hereto.

     19. SERVICE CHARGES; INTEREST. If Lessee shall fail to make any payment required by this Lease within 10 days of the due date thereof, Lessee shall pay to Lessor a service charge of 8% of the amount due; provided, however, that not more than one such service charge shall be made on any delinquent payment, regardless of the length of the delinquency. In addition to the foregoing service charge, Lessee shall pay to Lessor any actual additional expenses incurred by Lessor in collection efforts, including but not limited to, long-distance telephone charges and travel expenses. Lessee shall pay to Lessor interest on any delinquent payment or amount due under this Lease from the due date thereof until paid, at the lesser of the maximum rate of interest allowed by law or 18% per annum.

     20. TIME OF THE ESSENCE. Time Is of the essence of this Lease, and this provision shall not be impliedly waived by the acceptance on occasion of late or defective performance.

     21. DEFAULT. Lessee shall be in default if: (a) Lessee shall fail to make any payment due under the terns of this Lease for a period of 10 days from the due date thereof; or (b) Lessee shall fail to observe, keep or perform any provision of this Lease, and such failure shall continue for a period of 10 days; or (c) Lessee has made any misleading or false statement in connection with application for or performance of this Lease. or any representation or warranty made by Lessee herein or otherwise furnished Lessor in connection with the Agreement or any Lease hereunder shall prove at any time to have been untrue or misleading in any material respect; or (d) The equipment or any part thereof shall be subject to any lien, levy, seizure, assignment, transfer, bulk transfer, encumbrance, application, attachment, execution, sublease, or sale without prior written consent of Lessor, or it Lessee shall abandon the Equipment or permit any other entity or person to use the Equipment without the prior written consent of Lessor; or (e) Lessee dies or ceases to exist; or (f) Lessee defaults on any other agreement it has with Lessor; or (g) Any guarantor of this Lease defaults on any obligation to Lessor or any of the above listed events or default occur with respect to any guarantor or any such guarantor files or has filed against it a petition under the bankruptcy laws.

     22. REMEDIES. If Lessee is in default, Lessor, with or without notice to Lessee, shall have the right to exercise any one or more of the following remedies, concurrently or separately, and without any election of remedies being deemed to have been made:

     Lessor may enter upon Lessee's premises and without any court order or other process of law may repossess and remove the Equipment, or render the Equipment unusable without removal, either with or without notice to Lessee. Lessee hereby waives any trespass or right of action for damages by reason of such entry, removal, or disabling. Any such repossession shall not constitute a termination of this Lease unless Lessor notifies Lessee in writing;

     Lessor may require Lessee, at its expense, to return the Equipment in good repair, ordinary wear and tear resulting from proper use thereof alone excepted, by delivering it, packed and ready for shipment to such place or carrier as Lessor may specify;

     Lessor may cancel or terminate this Lease and may retain any and all prior payments paid by Lessee;

     Lessor may declare all sums due and to become due under this Lease immediately due and payable, including as to any or all items of Equipment, without notice or demand to Lessee;

     Lessor may re-lease the Equipment, without notice to Lessee, to any third party, upon such terns and conditions as Lessor alone shall determine, or may sell the Equipment, without notice to Lessee, at private or public sale, at which sale Lessor may be the purchaser;

     Lessor may sue for and recover from Lessee the sum of all unpaid rents and other payments due under this Lease then accrued, all accelerated future payments due under this Lease, discounted to their present value at a discount rate of 9% as of the date of default, plus Lessor's estimate at the time this Lease was entered into of Lessor's residual interest in the Equipment, reduced to present value at a discount rate of 9% as of the date of default, less the net proceeds of disposition, If any, of the Equipment;

     To pursue any other remedy available at law. by statute or In equity. No right or remedy herein conferred upon or reserved to Lessor is exclusive of any other right or remedy herein, or by law or by equity provided or permitted, but each shall be cumulative of every other right or remedy given herein or now or hereafter existing by law or equity or by stature or otherwise and may be enforced concurrently therewith or from time to time. No single or partial exercise by Lessor of any right or remedy hereunder shall preclude any other or further exercise of any other right or remedy.

     23. MULTIPLE LESSEES. Lessor may, with the consent of any one of the Lessees hereunder, modify, extend, or change any of the terms hereof without the consent or knowledge of the others, without in any way releasing, waiving, or impairing any right granted to Lessor against the others. Lessees and each of them are jointly and severally responsible and liable to Lessor under this Lease.

     24. EXPENSE OF ENFORCEMENT. In the event of any legal action or arbitration with respect to this Lease, the prevailing party in such action or arbitration shall be entitled to reasonable attorney fees, including attorney fees incurred at arbitration, at the trial level, including action in bankruptcy court, on appeal or review, or incurred without action, suits or proceedings, together with all costs and expenses incurred In pursuit thereof.

     25. ENTIRE AGREEMENT; NO ORAL MODIFICATIONS; NO WAIVER. This instrument constitutes the entire agreement between Lessor and Lessee. No provision of this Lease shall be modified or rescinded unless in writing signed by a representative of Lessor. Waiver by Lessor of any provision hereof in one instance shall not constitute a waiver as to any other instance.

     26. SEVERABILITY. This Lease is intended to constitute a valid and enforceable legal instrument and no provision of this Lease that may be deemed unenforceable shall in any way invalidate any other provision or provisions hereof, all of which shall remain in full force and effect.

THIS LEASE IS NOT CANCELABLE OR TERMINABLE BY LESSEE

LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, IS AN AGENT OF LESSOR. NO BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE, AND NO REPRESENTATION AS TO THE EQUIPMENT OR ANY OTHER MATTER BY THE BROKER OR SUPPLIER, NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, SHALL IN ANY WAY AFFECT LESSEE'S DUTY TO PAY THE RENTALS AND TO PERFORM LESSEE'S OBLIGATIONS SET FORTH IN THIS LEASE.

--------------------------------------------------------------------------------


LESSEE:  American Fire Retardant Corp                  LEASE NO._______________

                                                       DATE OF LEASE: 8/25/99


/s/ Angela M. Raidl
-------------------------------------
Angela Raidl, EVP



Preferred Capital Corporation

/S/ Vicki A. Kohoutek
-------------------------------------
Vicki A. Kohoutek, Funding Manager                Date: 8/25/99

Preferred Capital Corporation
12770 High Bluff Drive Ste 340
San Diego, CA 92130
619-794-2040

                            EQUIPMENT LEASE GUARANTY

LEASE NO:
DATE OF LEASE:

     This Guaranty Agreement made and entered into this ________ day of ____________________,________ by Angela Raidl (hereinafter referred to collectively as "Guarantor', in favor of Preferred Capital Corporation (hereinafter referred to as ("Lessor").

     WHEREAS, it is contemplated that Lessor may enter into a lease and/or other
related  agreements  (hereinafter   collectively  "Lease")  with  American  Fire
Retardant Corp (hereinafter collectively 'Lessee); and,

     WHEREAS, Guarantor has an interest, financial or otherwise in Lessee, and it is to the benefit of Guarantor that Lessor enter into the Lease with Lessee, and Guarantor has read the proposed Lease in full and finds the terms of said Lease acceptable, and in recognition that Lessor would be unwilling to enter into the Lease without the Guaranty hereinafter set forth, and in recognition of Lessor's reliance upon the Guaranty in entering into the Lease;

     NOW, THEREFORE, in order to induce Lessor to enter into the Lease, Guarantor, jointly and severally, unconditionally guaranties the faithful and full performance by Lessee of all terms and conditions of the Lease. In the event of default by Lessee, a failure to faithfully perform any of the terms a conditions required of Lessee under the Lease, a in the event of failure of Lessee to make any or all payments of money required of it under the Lease, Guarantor unconditionally promises to pay to Lessor, in lawful money of the United States, all sums at any firm due and unpaid under the Lease, plus costs of collection, including a reasonable attorney fee with a without trial, and upon appeal and review.

     The obligations of Guarantor hereunder are joint and several and are independent of the obligations of Lessee under the Lease, and a separate action a actions may be brought against Guarantor, whether action is brought against Lessee a whether Lessee be joined in any action a actions, the liability of Guaranty hereunder being primary. Guarantor hereby waives the benefit of any suretyship defenses affecting its liability hereunder a the enforcement hereof.

     Guarantor authorizes lessor, without notice a demand, and without affecting Guantor's liability hereunder, from time to time to renew, extend, accelerate, or otherwise change the payment terms a other terms of the Lease or any part thereof. Lessor may, without notice, assign this Guaranty in whole a in part.

     Guaranty hereby waives any right to require Lessor to: (a) proceed against Lessee; (b) proceed against a exhaust any security held by Lessor; or (c) pursue any other remedy in Lessor's power. Guaranty waives any defense arising by reason of any defense at Lessee, a by reason of the cessation, from any cause whatsoever, of the liability of lessee under the Lease. Guaranty waves any and all demands for performance, notices of nonperformance a default, and notices of cancellation a forfeiture. Lessor may apply all proceeds received from Lessee a others m such part of Lessee's indebtedness as Lessor may deem appropriate without consulting Guaranty and without prejudice to or in any way limiting a lessening liability of Guarantor under this Guaranty.

     If Lessee is a corporation, the undersigned warrant and represent that they are stockholders, directors a officers and/or are financially a otherwise interested in Lessee, and if married, their marital communities are so interested.

     This Guaranty shall not be affected a discharged by the death of the undersigned, but shall bind Guarantor's heirs and personal representatives, and shall inure to the benefit of any successors a assigns of Lessor.

     This instrument constitutes the entire agreement between Lessor and Guarantor. No oral a written representation not contained herein shall in any way affect this Guaranty, which shall not be modified except by the parties in writing. Waiver by Lessor of any provision hereof in one instance shall not constitute a waiver as to any other instance.

IMPORTANT: THIS AGREEMENT CREATES SPECIFIC LEGAL OBLIGATIONS. DO NOT SIGN IT UNTIL YOU HAVE FULLY READ IT. BY SIGNING YOU COMPLETELY AGREE TO ITS TERMS.

     IN WITNESS WHEREOF, the undersigned Guarantor(s) has/have executed this Guaranty this 25th day of June, 1999.


/s/ Angela M. Raidl
--------------------------------------
Guarantor:    Angela Raidl, Individual
                1951 Ta4 Rd.
                Alpine, CA 91901



----------------------------------
WITNESS

Lessor:
PREFERRED CAPITAL CORPORATION
12770 High Bluff Drive Ste 340
San Diego, CA 92130
619-794-2040

LEASE NUMBER: _______________________

DATE OF LEASE: 8/25/99

LESSEE: American Fire Retardant Corp


                          ACKNOWLEDGMENT AND ACCEPTANCE

                             OF EQUIPMENT BY LESSEE

                            See Attached Schedule "A"

Lessee hereby acknowledges that the Equipment described above has been received in good condition and repair, has been properly installed, tested, and inspected, and is operating satisfactorily in all respects for all of Lessee's intended uses and purposes. Lessee hereby accepts unconditionally and irrevocably the Equipment.

By signature below, Lessee specifically authorizes and requests Preferred Capital Corporation to make payment to the supplier of the Equipment. Lessee agrees that said Equipment has not been delivered, installed, or accepted on a trial basis.

WITH THE DELIVERY OF THIS DOCUMENT TO LESSOR, LESSEE ACKNOWLEDGES AND AGREES THAT LESSEE'S OBLIGATIONS TO LESSOR BECOME ABSOLUTE AND IRREVOCABLE AND LESSEE SHALL BE FOREVER ESTOPPED FROM DENYING THE TRUTHFULNESS OF THE REPRESENTATIONS MADE IN THIS DOCUMENT.

                                           LESSEE: American Fire Retardant Corp.

                                           /s/ Angela M. Raidl
                                           ------------------------------------
                                           Angela Raidl, EVP

DATE OF ACCEPTANCE

8/25/99
----------------------


     I HEREBY AUTHORIZE /S/ Augustine Alvarez, Title: Supervisor, TO ORALLY VERIFY MY/OUR ACCEPTANCE OF THE ABOVE EQUIPMENT IN MY ABSENCE.


IMPORTANT: THIS DOCUMENT HAS LEGAL AND FINANCIAL CONSEQUENCES TO YOU. DO NOT SIGN THIS DOCUMENT UNTIL YOU HAVE ACTUALLY RECEIVED ALL OF THE EQUIPMENT AND ARE COMPLETELY SATISFIED WITH IT

                                Preferred CAPITAL

                                   CORPORATION


                           Addendum to Lease Agreement

     That certain lease Schedule entered into by and between Preferred Capital Corporation as Lessor and American Fire Retardant Corp as Lessee dated 8/25/99, in consideration of the mutual covenants herein contained and upon having met all the terms and conditions of the Lease Agreement and for other good and valuable consideration, is hereby amended to include the following:

Lessee has the option to purchase all of the equipment described in said Lease (and not merely part thereof) upon the expiration of the initial lease term for the then Fair Market Value but not to exceed Ten Percent (10%) of the original equipment cost plus applicable sales tax (and any other additional tax applicable to such sale), if any.

The said purchase price (and applicable tax(es) if any shall be due and payable by Lessee in full within 10 days after expiration of the initial lease term.

Upon receipt by the Lessor of the full purchase price, Lessor will furnish Lessee with a bill of sale warranting good title to the equipment, but excepting any impairment thereof by reason of any acts by the Lessee or those making claim against the Lessee. The bill of sales will also provide that the purchase shall be "as is", "where is" and without any other warranties, expressed or implied.

Except as specifically provided herein, all the terms and conditions of said Lease shall remain in full force and effect as provided therein.

Lessee:                                      Lessor:

American Fire Retardant Corp                 Preferred Capital Corporation


/s/ Angela Raidl                             /S/ Vicki A. Kohoutek
-------------------------                    -----------------------------------
Angela Raidl, EVP                            Vicki A. Kohoutek, Funding Manager

Date: 8/25/99                                Date: 8/25/99

                                Preferred CAPITAL

                                   CORPORATION

                           Addendum to Lease Agreement

This Addendum to Lease Agreement references Lease #__________________, dated 8/25/99 between American Fire Retardant Corp, Lessee, and Preferred Capital Corporation, Lessor. Lease to be amended as follows:

         Old Lease Term:                      48 months
         New Lease Term:                      36 months

Lessee:   American Fire Retardant Corp


          By:   /s/ Angela Raidl
          -----------------------------------------------
          Angela Raidl, EVP

          Date:  8/25/99


Lessor:   Preferred Capital Corporation

          By:  /s/ Vicki A. Kohoutek
          -----------------------------------------------
          Vicki A Kohoutek, Funding Manager


          Date: 8/25/99

                          Preferred Capital Corporation
                          12770 High Bluff Dr. Ste 340
                        San Diego, CA 92130 800.585.1936
                                Fax: 858-794-2060